SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               WHITMAN CORPORATION
             (Exact name of registrant as specified in its charter)


                Date of Report (Date of earliest event reported):
                                January 25, 1999

                                    Delaware
                 (State or other jurisdiction of incorporation)


              001-4710                                    36-6076573
        (Commission File No.)                  (IRS Employer Identification No.)

          3501 Algonquin Road                                60008
       Rolling Meadows, Illinois                          (Zip Code)
(Address of principal executive offices)


               Registrant's telephone number, including area code:
                                 (847) 818-5000


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Item 5.  OTHER EVENTS.

         Whitman Corporation (the "Company"), PepsiCo, Inc. ("PepsiCo") and Heartland Territories Holdings, Inc. ("Merger Sub") have entered into a Contribution and Merger Agreement (the "Agreement"), dated as of January 25, 1999, pursuant to which, among other things, PepsiCo will contribute certain assets to Merger Sub and the Company will merge with and into Merger Sub. A copy of the Agreement is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference. The press release announcing the Agreement is filed herewith as Exhibit 99.2 and is hereby incorporated herein by reference.

         The descriptions of the matters described in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the exhibits hereto.


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)  Exhibits.

             99.1 Agreement, dated as of January 25, 1999, among Whitman
                  Corporation, PepsiCo, Inc. and Heartland Territories, Inc.

             99.2 Text of Press Release relating to the Agreement issued by
                  Whitman Corporation dated January 25, 1999.

Item 8.  CHANGE IN FISICAL YEAR

         On January 25, 1999, the Company determined to change its fiscal year from a calendar year to a 52/53 week fiscal year ending on the Saturday nearest each December 31. The date of the new fiscal year end for 1998 is January 2, 1999. The report covering the transition period will be the Anuual Report on Form 10-K.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 29, 1999

                                      WHITMAN CORPORATION



                                     By: /S/ WILLIAM B. MOORE
                                        ---------------------
                                        Name: William B. Moore
                                        Title: Senior Vice President, Secretary
                                               and General Counsel

                                  EXHIBIT LIST


No.
---

99.1 Agreement, dated as of January 25, 1999, among Whitman Corporation, PepsiCo, Inc. and Heartland Territories, Inc.

99.2 Text of Press Release relating to the Agreement issued by Whitman Corporation dated January 25, 1999.